UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2023
HYLIION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38823	83-2538002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1202 BMC Drive, Suite 100 Cedar Park,TX	78613
(Address of principal executive offices)	(Zip Code)
(833) 495-4466
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On October 10, 2023, Hyliion Holdings Corp. (the “Company”) issued a press release announcing that the Company is exploring a range of strategic options for its powertrain business with the support of expert advisors. The board of directors has not set a deadline or definitive timetable for the completion of the strategic review, and there can be no assurance that this process will result in any particular outcome.
A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished in this Item 7.01 of this Current Report on Form 8-K (including the related Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly otherwise stated in such filing.
Cautionary Note on Forward Looking Statements
This Current Report on Form 8-K, and press release furnished as an exhibit with this Report, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in this press release, regarding Hyliion and its future financial and operational performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyliion expressly disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release. Hyliion cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyliion. These risks include, but are not limited to, our status as an early stage the Company with a history of losses, and our expectation of incurring significant expenses and continuing losses for the foreseeable future; our ability to develop to develop key commercial relationships with suppliers and customers; our ability to retain the services of Thomas Healy, our Chief Executive Officer; our ability to disrupt the powertrain market; the effects of our dynamic and proprietary solutions on commercial truck customers; the ability to accelerate the commercialization of the Hypertruck ERX; our ability to meet 2023 and future product milestones; the impact of COVID-19 on long-term objectives; the ability of our solutions to reduce carbon intensity and greenhouse gas emissions, the expected performance and integration of the KARNO generator and system; the outcome of the strategic review of the powertrain business conducted by the board of directors, and the other risks and uncertainties described under the heading “Risk Factors” in our other SEC filings including in our Annual Report (See item 1A. Risk Factors) on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2023 for the year ended December 31, 2022. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Hyliion’s operations and projections can be found in its filings with the SEC. Hyliion’s SEC Filings are available publicly on the SEC’s website at www.sec.gov, and readers are urged to carefully review and consider the various disclosures made in such filings.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release dated October 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

HYLIION HOLDINGS CORP.

		By:	/s/ Thomas Healy
Date:	October 10, 2023		Thomas Healy
Chief Executive Officer